UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2007

VISANT HOLDING CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112055	90-0207875
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

357 Main Street
Armonk, New York 10504		10504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                        Completion of Acquisition or Disposition of Assets.

On May 16, 2007, the Registrant’s wholly owned subsidiary, Visant Corporation (“Visant”), announced the completion of the previously disclosed sale of Von Hoffmann Holdings Inc. (including its subsidiaries, Von Hoffmann Corporation and Anthology, Inc.) to R.R. Donnelley & Sons Company (“Donnelley”).

Visant received cash proceeds of $412,500,000, subject to post closing purchase price adjustments.

A copy of the joint press release with Donnelley announcing the completion of the sale is filed with this report as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits.

(d)         Exhibits.

99.1      Press release dated May 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT HOLDING CORP.

Date: May 16, 2007	/s/ PAUL B. CAROUSSO
Paul B. Carousso
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 16, 2007.